                                                                    EXHIBIT 10.1

                                   AGREEMENT


     THIS AGREEMENT (this "AGREEMENT") is entered into on May 7, 1997, by and
                           ---------
among WILLIAMS PRODUCTION COMPANY, a Delaware corporation with its principal office in Tulsa, Oklahoma ("WPC"), THE WILLIAMS COMPANIES, INC., a Delaware
                            ---
corporation with its principal office in Tulsa, Oklahoma ("WILLIAMS"), WILLIAMS
                                                           --------
COAL SEAM GAS ROYALTY TRUST (the "TRUST"), a Delaware business trust acting
                                  -----
through NATIONSBANK OF TEXAS, N.A. (the "TRUSTEE"), a banking association
                                         -------
organized under the laws of the United States of America with its principal office in Dallas, Texas, as trustee, and QUATRO FINALE LLC, a Delaware limited liability company with its principal office in New York, New York ("QUATRO
                                                                    ------
FINALE");
------

                                  WITNESSETH:

     WHEREAS, the Trust was formed as a Delaware business trust pursuant to that certain Trust Agreement of Williams Coal Seam Gas Royalty Trust entered into effective as of December 1, 1992, by and among WPC, as trustor, Williams, the parent company of WPC, and NationsBank of Texas, N.A. and Chemical Bank Delaware (the "DELAWARE TRUSTEE"), as trustees (as amended, the "TRUST AGREEMENT"), to
      ----------------                                  ---------------
acquire and hold certain net profits interests (the "ROYALTY INTERESTS") in
                                                     -----------------
proved coal seam gas properties located in the San Juan Basin of New Mexico and Colorado (the "UNDERLYING PROPERTIES"); and
               ---------------------

     WHEREAS, the Royalty Interests were conveyed to the Trust on January 21, 1993, pursuant to that certain Net Profits Conveyance (the "CONVEYANCE") dated
                                                            ----------
effective as of October 1, 1992, by and among WPC, Williams, the Trustee and the Delaware Trustee for the benefit of the unitholders of the Trust; and

     WHEREAS, the Trustee and Williams are parties to that certain Administrative Services Agreement dated effective December 1, 1992 (the "SERVICES AGREEMENT"); and
 ------------------

     WHEREAS, pursuant to Article XV of the Conveyance, Williams agreed to cause certain obligations of WPC (the "WPC PAYMENT OBLIGATIONS" as defined in the
                                 -----------------------
Conveyance) and of Williams Gas Marketing Company (the "WGM PAYMENT OBLIGATIONS"
                                                        -----------------------
as defined in the Conveyance), a wholly-owned subsidiary of Williams ("WGM"), to
                                                                       ---
be paid in full when due; and


     WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated April 28, 1995, WFS Gas Resources Company, a Delaware corporation and a wholly-owned subsidiary of Williams ("WFS RESOURCES"), fully assumed the WGM Payment
                               -------------
Obligations; and

     WHEREAS, in that certain Confirmation Agreement dated May 1, 1995 (the

"CONFIRMATION AGREEMENT"), Williams expressly confirmed that its agreement to
-----------------------
cause the WGM Payment Obligations to be paid in full when due continued in full force and effect notwithstanding the assignments by WGM to WFS Resources of the Sales Contract (as defined in the Conveyance) and the Gas Gathering Contract (as defined in the Conveyance); and

     WHEREAS, WPC and Quatro Finale have entered into that certain Purchase and Sale Agreement dated as of May 1, 1997 (the "PURCHASE AGREEMENT") whereby WPC
                                             ------------------
has agreed to sell and Quatro Finale has agreed to purchase the Underlying Properties;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. The parties hereby acknowledge that WPC is selling the Underlying Properties to Quatro Finale, but retaining all of its duties and obligations under the Trust Documents (as defined below), subject to the terms and conditions set forth in the Purchase Agreement and the agreements entered into pursuant to the Purchase Agreement.

     2. CONFIRMATION OF OBLIGATIONS OF WPC AND WILLIAMS. Williams and WPC each confirm and agree that (i) Williams and WPC shall continue to perform their respective obligations to the Trust pursuant to the Trust Agreement, the Conveyance, the Services Agreement, the Confirmation Agreement and all other related agreements (such documents, collectively, the "TRUST DOCUMENTS"),
                                                       ---------------
notwithstanding the sale of the Underlying Properties to Quatro Finale, and notwithstanding any provision of the Trust Documents, including without limitation Article VI of the Trust Agreement and Articles XIV and XV of the Conveyance, if applicable, and (ii) such agreements of Williams and WPC constitute valid and binding agreements of each, respectively.

     3. ACKNOWLEDGMENT OF TRUST'S OWNERSHIP OF THE ROYALTY INTERESTS. Quatro Finale acknowledges and agrees that it is purchasing the Underlying Properties burdened by the Royalty Interests owned by the Trust.

     4. TRUST DOCUMENTS IN FULL FORCE AND EFFECT. Each of Williams and WPC hereby confirms that the Trust Documents are in full force and effect and that, to the best of its knowledge, it is not in default or breach of any material term or condition of any of the Trust Documents.

     5. CONDITION TO EFFECTIVENESS. As a condition to the effectiveness of this Agreement the Trust has received an opinion of counsel from Rebecca H. Hilborne, Assistant General Counsel of Williams, dated of even date herewith, to the effect that neither this Agreement nor the transaction contemplated by the Purchase Agreement is required to be submitted for approval by vote of the unitholders of the Trust.

     6. EFFECTIVE DATE. This Agreement shall be effective as of May 1, 1997 (the "EFFECTIVE DATE").
      --------------

     7. DUE AUTHORIZATION. Each party represents and warrants, as to itself, that such party has the requisite power and authority to execute, deliver and perform this Agreement. Each party further represents and warrants, as to itself, that this Agreement has been duly executed and delivered by such party and is a valid and binding obligation of each of them.

     8. ENTIRE AGREEMENT. This Agreement evidences the entire Agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement, understanding, negotiation or discussion, whether oral or written, between or among the parties to this Agreement with respect to the subject matter hereof.

     9. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assigned by a party hereto without the prior written consent of the other parties to this Agreement.

     10. COUNTERPART EXECUTION. This Agreement may be executed in several counterparts all of which are identical and each of which will be an original. All of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, but effective as of the Effective Date.

ATTEST:                                 WILLIAMS PRODUCTION COMPANY


By:  /s/ BRIAN K. SHORE                 By:  /s/ RALPH A. HILL
   -----------------------------           ---------------------------------
   Name:  Brian K. Shore                   Name:  Ralph A. Hill
   Title: Assistant Secretary              Title: Vice President and
                                                  General Manager

                                           [Seal if by corporate officer]


ATTEST:                                 THE WILLIAMS COMPANIES, INC.

By:  /s/ SHAWNA L. BARNARD              By:  /s/ JACK D. MCCARTHY
   -----------------------------           ---------------------------------
   Name:  Shawna L. Barnard                Name:  Jack D. McCarthy
   Title: Assistant Secretary              Title: Senior Vice President and
                                                  Chief Financial Officer

                                        [Seal if by corporate officer]

                                        WILLIAMS COAL SEAM GAS
                                          ROYALTY TRUST,
ATTEST:                                 By:  NationsBank of Texas, N.A.,
                                             Trustee


By: /s/ DON A. YUCHS                    By:  /s/ RON HOOPER
   -----------------------------           ---------------------------------
   Name: Don A. Yuchs                      Name:  Ron Hooper
   Title: Assistant Vice President         Title: Vice President

                                        [Seal if by corporate officer]



                                        QUATRO FINALE LLC


                                        By:  /s/ JOSEPH J. STARK, JR.
                                           ---------------------------------
                                           Name:  Joseph J. Stark, Jr.
                                           Title: Vice President

STATE OF OKLAHOMA   )
                    )  ss.
COUNTY OF TULSA     )

    The foregoing instrument was acknowledged before this 7th day of May, 1997, by Ralph A. Hill, Vice President and General Manager of Williams Production Company, a Delaware corporation, on behalf of said corporation.

                                    /s/ CAROL WRIGHT
                                    -------------------------------
                                    Notary Public

My commission expires:

MARCH 20, 1999
--------------



STATE OF OKLAHOMA   )
                    )  ss.
COUNTY OF TULSA     )

    The foregoing instrument was acknowledged before me this 7th day of May, 1997, by Jack D. McCarthy, Senior Vice President and Chief Financial Officer of The Williams Companies, Inc., a Delaware corporation, on behalf of said corporation.

                                    /s/ CAROL WRIGHT
                                    -------------------------------
                                    Notary Public

My commission expires:

MARCH 20, 1999
--------------

STATE OF TEXAS      )
                    )  ss.
COUNTY OF DALLAS    )

    The foregoing instrument was acknowledged before me this 7th day of May, 1997, by Ron E. Hooper, Vice President of NationsBank of Texas, N.A., a national banking association, as Trustee, on behalf of said corporation acting as trustee of Williams Coal Seam Gas Royalty Trust.

                                    /s/ JANA L. EGLER
                                    -----------------------------------
                                    Notary Public

My commission expires:

OCTOBER 22, 1998
----------------


STATE OF OKLAHOMA   )
                    )  ss.
COUNTY OF TULSA     )

    The foregoing instrument was acknowledged before me this 7th day of May, 1997, by Joseph J. Stark, Jr., Vice President of Quatro Finale LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                    /s/ LADONNA MCCONNELL
                                    -----------------------------------
                                    Notary Public

My commission expires:

JULY 27, 1997
-------------


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